                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-7(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                          Salomon Brothers Municipal Partners Fund Inc.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)       Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
                  determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provide by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                 SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.
                  125 BROAD STREET, NEW YORK, NEW YORK 10004




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                 March 15, 2004



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers Municipal Partners Fund Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor Conference Center, on Monday, April 26, 2004, at 4:00 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of Directors (Proposal 1);

       2. Any other business that may properly come before the Meeting.

     The close of business on February 27, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,


                                      Robert I. Frenkel
                                      Secretary


-------------------------------------------------------------------------------

   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

-------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                 SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.
                  125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Municipal Partners Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor Conference Center, on Monday, April 26, 2004, at 4:00 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 15, 2004. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on February 27, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of the Meeting, each holder of the Fund's preferred stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 27, 2004, there were 5,757,094 shares of the Fund's common stock outstanding and 800 shares of the Fund's preferred stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is normally constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of Citigroup, Inc.


                             SUMMARY OF PROPOSALS




PROPOSAL                       CLASS OF SHAREHOLDERS SOLICITED
--------                       -------------------------------
1.    Election of Directors
      Dr. Riordan Roett        Holders of Preferred Stock
      Jeswald W. Salacuse      Holders of Preferred and Common Stock
      William R. Hutchinson    Holders of Preferred and Common Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS


     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the holders of the Fund's common stock and preferred stock voting together as a single class will be asked to elect two Class III Directors; and the holders of the Fund's preferred stock will be asked to elect one Class I Director. The terms of office of the Class I Directors and of the Class II Directors expire at the Annual Meetings of Stockholders in the year 2006 and 2005, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.


     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. William R. Hutchinson, Jeswald W. Salacuse and Riordan Roett are currently members of the Fund's Board of Directors; Mr. Hutchinson, however, has not been previously elected as a Director by the Fund's stockholders. Mr. Hutchinson was recommended as a nominee for election as a Director by a Director of the Fund. Dr. Roett is currently serving as a Class III Director. In accordance with the Fund's Charter, which provides that the holders of the Fund's preferred stock are entitled to elect one Class I Director and one Class II Director, Dr. Roett is moving from Class III to Class I. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Directors of the Fund:



                               NAME, ADDRESS                                 POSITION HELD    LENGTH OF
                                  AND AGE                                      WITH FUND     TERM SERVED
-------------------------------------------------------------------------- ---------------- -------------
CLASS I DIRECTOR TO SERVE UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS
Non-Interested Director Nominee
Dr. Riordan Roett                                                          Director and      Since 1997
The Johns Hopkins                                                          Member of
University                                                                 the Nominating
1710 Massachusetts                                                         and Audit
Ave., NW                                                                   Committees
Washington, D.C.
20036
Age: 65

CLASS III DIRECTORS TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEES

Jeswald W. Salacuse                                                        Director and      Since 2000
Tufts University                                                           Member of
The Fletcher School                                                        the Nominating
of Law & Diplomacy                                                         and Audit
Packard Avenue                                                             Committees
Medford, MA 02155
Age: 66

William R. Hutchinson                                                      Director and      Since 2003
535 N. Michigan                                                            Member of
Suite 1012                                                                 the Nominating
Chicago, IL 60611                                                          and Audit
Age: 61                                                                    Committees



                                                                                                                  NUMBER OF
                                                                                                              PORTFOLIOS ADVISED
                                                                                                                 BY SBAM AND
                                                                                                                   OVERSEEN
                                                                                                                 BY DIRECTOR
                               NAME, ADDRESS                                      PRINCIPAL OCCUPATION            (INCLUDING
                                  AND AGE                                         DURING PAST 5 YEARS             THE FUND)
-------------------------------------------------------------------------- --------------------------------- -------------------
CLASS I DIRECTOR TO SERVE UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS
Non-Interested Director Nominee
Dr. Riordan Roett                                                          Professor and Director,                   32
The Johns Hopkins                                                          Latin American Studies Program,
University                                                                 Paul H. Nitze School of
1710 Massachusetts                                                         Advanced International Studies,
Ave., NW                                                                   The Johns Hopkins University.
Washington, D.C.
20036
Age: 65

CLASS III DIRECTORS TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEES

Jeswald W. Salacuse                                                        Professor of Commercial Law               32
Tufts University                                                           and formerly Dean, The Fletcher
The Fletcher School                                                        School of Law & Diplomacy,
of Law & Diplomacy                                                         Tuffs University.
Packard Avenue
Medford, MA 02155
Age: 66

William R. Hutchinson                                                      President, WR Hutchinson                  42
535 N. Michigan                                                            & Associates Inc.; formerly
Suite 1012                                                                 Group Vice President,
Chicago, IL 60611                                                          Mergers and Acquisitions,
Age: 61                                                                    BP p.l.c.



                                                                                    OTHER
                                                                                DIRECTORSHIPS
                               NAME, ADDRESS                                       HELD BY
                                  AND AGE                                         DIRECTOR
-------------------------------------------------------------------------- ----------------------
CLASS I DIRECTOR TO SERVE UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS
Non-Interested Director Nominee
Dr. Riordan Roett                                                          None
The Johns Hopkins
University
1710 Massachusetts
Ave., NW
Washington, D.C.
20036
Age: 65

CLASS III DIRECTORS TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEES
Jeswald W. Salacuse                                                        Director of two
Tufts University                                                           registered investment
The Fletcher School                                                        companies advised by
of Law & Diplomacy                                                         Advantage Advisers,
Packard Avenue                                                             Inc. ("Advantage")
Medford, MA 02155
Age: 66

William R. Hutchinson                                                      Associated Banc-Corp.
535 N. Michigan
Suite 1012
Chicago, IL 60611
Age: 61

     The following table provides information concerning the remaining Directors of the Fund.



                              NAME, ADDRESS                                 POSITION HELD      LENGTH OF
                                 AND AGE                                      WITH FUND       TERM SERVED
------------------------------------------------------------------------ ------------------- -------------
CLASS I DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS
Non-Interested Director
Carol L. Colman                                                          Director             Since 2002
Colman Consulting                                                        and Member
Co., Inc.                                                                of the Nominating
278 Hawley Road                                                          and Audit
North Salem, NY 10560                                                    Committees
Age 58

Leslie H. Gelb                                                           Director             Since 2001
150 69th Street                                                          and Member
New York, NY 10021                                                       of the Nominating
Age: 66                                                                  and Audit
                                                                         Committees

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director

Daniel Cronin                                                            Director             Since 2002
Pfizer Inc.                                                              and Member
235 East 42nd Street                                                     of the Nominating
New York, NY 10017                                                       and Audit
Age 58                                                                   Committees

Interested Director

R. Jay Gerken*                                                           Chairman,            Since 2002
Citigroup Asset                                                          President
Management ("CAM")                                                       and Chief
399 Park Avenue                                                          Executive
New York, NY 10022                                                       Officer
Age 53



                                                                                                                    NUMBER OF
                                                                                                                PORTFOLIOS ADVISED
                                                                                                                   BY SBAM AND
                                                                                                                     OVERSEEN
                                                                                                                    BY NOMINEE
                              NAME, ADDRESS                                       PRINCIPAL OCCUPATION              (INCLUDING
                                 AND AGE                                          DURING PAST 5 YEARS               THE FUND)
------------------------------------------------------------------------ ------------------------------------- -------------------
CLASS I DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director

Carol L. Colman                                                          President, Colman Consulting Co.,             35
Colman Consulting                                                        Inc.
Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 58

Leslie H. Gelb                                                           President Emeritus and Senior Board           32
150 69th Street                                                          Fellow, The Council
New York, NY 10021                                                       of Foreign Relations; formerly,
Age: 66                                                                  Columnist, Deputy Editorial
                                                                         Page Editor and Editor,
                                                                         Op-Ed Page, The New York Times.

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director
Daniel Cronin                                                            Associate General Counsel,                    32
Pfizer Inc.                                                              Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 58

Interested Director

R. Jay Gerken*                                                           Managing Director of Citigroup                221
Citigroup Asset                                                          Global Markets, Inc. ("CGM");
Management ("CAM")                                                       Chairman, President and Chief
399 Park Avenue                                                          Executive Officer of Smith Barney
New York, NY 10022                                                       Fund Management LLC ("SBFM"),
Age 53                                                                   Travelers investment Adviser, Inc.
                                                                         ("TIA") and Citi Fund Management
                                                                         Inc.; President and Chief Executive
                                                                         Officer of certain mutual funds
                                                                         associated with Citigroup Inc.
                                                                         formerly portfolio manager, Smith
                                                                         Barney Growth and Income Fund
                                                                         (1996-2000) and Smith Barney
                                                                         Allocation Series Inc. (1996-2001).



                                                                                  OTHER
                                                                              DIRECTORSHIPS
                              NAME, ADDRESS                                      HELD BY
                                 AND AGE                                         NOMINEE
------------------------------------------------------------------------ ----------------------
CLASS I DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director

Carol L. Colman                                                          None
Colman Consulting
Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 58

Leslie H. Gelb                                                           Director of two
150 69th Street                                                          registered investment
New York, NY 10021                                                       companies advised by
Age: 66                                                                  Advantage

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director

Daniel Cronin                                                            None
Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 58

Interested Director

R. Jay Gerken*                                                           None
Citigroup Asset
Management ("CAM")
399 Park Avenue
New York, NY 10022
Age 53

----------
* Mr. Gerken is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a director and/or officer of SBAM or certain affiliates of SBAM, the Fund's investment adviser.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2003:




                              DOLLAR RANGE(1) OF EQUITY     AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
NAME OF DIRECTOR/NOMINEE        SECURITIES IN THE FUND                    BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ---------------------------   ---------------------------------------------------------------------
Non-Interested Director No   ees

Carol L. Colman                           A                                                  E
Daniel Cronin                             C                                                  E
Leslie H. Gelb                            A                                                  B
William R. Hutchinson                     A                                                  E
Dr. Riordan Roett                         A                                                  B
Jeswald W. Salacuse                       B                                                  C

Interested Director Nomine

R. Jay Gerken                             B                                                  E

----------
(1) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.


     None of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act nor their immediate family members had any interest in SBAM, the Fund's investment adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2003.



RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     During the fiscal year ended October 31, 2003, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders but encourages such attendance. None of the six Directors then in office attended the Fund's 2003 annual meeting of stockholders.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.


     At February 27, 2004, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's Capital Stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund's shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,307,275 shares, equal to approximately 92% of the outstanding shares of the Fund's Capital Stock. Also, pursuant to a Schedule 13D/A filing made on February 10, 2004, Karpus Management, Inc. beneficially owned 425,450 shares, equal to approximately 7.39% of the outstanding shares of the Fund's Capital Stock as of that date.


     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund currently are:




                           POSITION(S)
  NAME, ADDRESS, AND        HELD WITH         LENGTH OF           PRINCIPAL OCCUPATION(S) DURING
         AGE                  FUND           TIME SERVED                   PAST 5 YEARS
---------------------   ----------------   ---------------   ---------------------------------------
 Peter J. Wilby            President         Since 2002      Managing Director of CGM and
 CAM                                                         SBAM since January 1996
 399 Park Avenue
 New York, NY 10022
 Age: 44

 Robert Amodeo          Executive Vice       Since 1999      Managing Director of SBAM and
 CAM                       President                         CGM since December 2001; Director
 399 Park Avenue                                             of SBAM and CGM since December
 New York, NY 10013                                          1998; Vice President of SBAM and
 Age: 39                                                     CGM from January 1996 to December
                                                             1998.

 Andrew B. Shoup           Treasurer         Since 2004      Director of CAM; Senior Vice
 CAM                                                         President and Chief Administrative
 125 Broad Street,        Senior Vice        Since 2003      Officer of mutual funds associated
 11th Floor              President and                       with Citigroup Inc.; Treasurer of
 New York, NY 10004          Chief                           certain mutual funds associated with
 Age: 47                Administrative                       Citigroup; Head of International Funds
                            Office                           Administration of CAM from 2001 to
                                                             2003; Director of Global Funds
                                                             Administration of CAM from 2000 to
                                                             2001; Head of U.S. Citibank Funds
                                                             Administration of CAM from 1998 to
                                                             2000.

                                POSITION(S)
     NAME, ADDRESS, AND          HELD WITH         LENGTH OF          PRINCIPAL OCCUPATION(S) DURING
            AGE                     FUND          TIME SERVED                  PAST 5 YEARS
---------------------------   ---------------   ---------------   -------------------------------------
 Frances M. Guggino              Controller       Since 2002      Vice President of CGM; Controller of
 CAM                                                              certain mutual funds associated with
 125 Broad Street                                                 Citigroup.
 New York, NY 10004
 Age: 45

 Robert I. Frenkel             Secretary and      Since 2003      Managing Director and General
 CAM                            Chief Legal                       Counsel of Global Mutual Funds for
 300 First Stamford Place         Officer                         CAM and its predecessor (since
 Stamford, CT 06902                                               1994); Secretary of CFM; Secretary
 Age: 48                                                          and Chief Legal Officer of mutual
                                                                  funds associated with Citigroup.

     The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. This Committee met twice during the fiscal year ended December 31, 2003. The Fund adopted an Audit Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex A.

     The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is current composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson, Salacuse and Dr. Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended December 31, 2003. The Fund adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

     The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualifies or skills that it regards as necessary for one or more of the Fund's directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

    o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

    o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

    o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

    o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

    o the contribution which the person can make to the Board and the Fund
      (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

    o the character and integrity of the person; and

    o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on December 16, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received reaffirmation of written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Commit-tee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2003.

     Submitted by the Audit Committee of the Board of Directors:
     Dr. Riordan Roett
     Jeswald W. Salacuse
     William R. Hutchinson
     Carol L. Colman
     Leslie H. Gelb
     Daniel Cronin
     March 15, 2004

                               ADDITIONAL MATTERS

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2003. Certain of the Directors listed below are members of the Audit and Nominating Committees of the Fund and audit and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2003 by the Fund to Mr. Gerken, who is an "interested person," as defined in the 1940 Act.




                                                                                 TOTAL COMPENSATION FROM FUND AND OTHER FUNDS
                                    AGGREGATE COMPENSATION FROM THE FUND FOR        ADVISED BY SBAM AND ITS AFFILIATES FOR
NAME OF DIRECTORS                          FISCAL YEAR ENDED 12/31/03                    CALENDAR YEAR ENDED 12/31/03
--------------------------------   ------------------------------------------   ---------------------------------------------
                                                                                              DIRECTORSHIPS**(A)
Carol L. Colman ................                     $ 7,400                                     $  90,950(35)
Daniel P. Cronin ...............                     $ 7,400                                     $  63,400(32)
Leslie H. Gelb .................                     $ 8,500                                     $  81,700(32)
William R. Hutchinson* .........                     $ 4,183                                     $  46,750(42)
Dr. Riordan Roett ..............                     $11,300                                     $  93,400(32)
Jeswald W. Salacuse ............                     $ 9,900                                     $  90,300(32)

----------
(*)  Mr. Hutchinson became a member of this Board on August 1, 2003.

(**) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


     During the Fund's last fiscal year, total compensation paid by the Fund to a Director emeritus totaled $4,600.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10 percent of the Fund's Capital Stock, SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that for the fiscal year ended December 31, 2003, all relevant persons have complied with applicable filing requirements during the most recently completed fiscal year, except that Evan Merberg inadvertently failed to file on a timely basis his Initial Report on Form 3 with respect to the Fund, which has subsequently been filed.


REQUIRED VOTE

     The election of Dr. Roett as a Director requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present or represented by proxy at the meeting with a quorum present. The election Messrs. Hutchinson and Salacuse as Directors requires a plurality of votes cast by the holders of shares of

Common Stock and Preferred Stock, voting as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                     FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers, LLP ("PwC") in connection with the annual audit of the Fund's financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2003 and December 31, 2002 were $40,000 and $40,000, respectively, including out of pocket expenses.

     AUDIT RELATED FEES. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, which include the performance of agreed upon procedures (which, among other items, include maintenance testing) relating to the issued and outstanding Preferred Stock for the fiscal years ended December 31, 2003 and December 31, 2002 were $30,000 and $29,000, respectively.

     In addition, there were no Audit-Related Fees billed in the years ended December 31, 2003 and December 31, 2002 for assurance and related services by PwC to SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by PwC were not required to be pre-approved).

     TAX FEES. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review, and tax distribution and analysis planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2003 and December 31, 2002 were $3,000 and $3,000, respectively.

     There were no fees billed by PwC to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2003 that were required to be approved by the Fund's Audit Committee.

     ALL OTHER FEES. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2003 and December 31, 2002.

     All other fees billed by PwC to the Service Affiliates for other non-audit services for the period May 6, 2003 through December 31, 2003 that were required to be approved by the Fund's Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750.

     Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by PwC to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     The aggregate non-audit fees billed by PwC for services rendered to the Fund for the fiscal years ended December 31, 2003 and December 31, 2002 were $33,000 and $32,000 respectively. The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the fiscal years ended December 31, 2003 and December 31, 2002 were $18.3 million and $6.4 million, respectively.

     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

     A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.


PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2005 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 15, 2004. Any stockholder who desires to bring a proposal at the Fund's 2005 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Municipal Partners Fund Inc., 300 First Stamford Place, 4th Floor, Stamford, CT 06902) during the period from January 26, 2005 to February 25, 2005. However, if the Fund's 2005 Annual Meeting is held earlier than March 25, 2005 or later than June 27, 2005, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2005 Annual Meeting to the later of 60 days prior to the date of the 2005 Annual Meeting or 10 days following the public announcement of the date of the 2005 Annual Meeting.

     The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

     The CCO may be contacted at:

       Citigroup Asset Management
       Compliance Department
       399 Park Avenue, 4th Floor
       New York, NY 10022

     Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

     The Fund's Audit Committee Chair may be contacted at:

       Salomon Brothers Municipal Partners Fund Inc.
       Audit Committee Chair
       c/o Robert K. Fulton, Esq.
       Stradley Ronon Stevens & Young, LLP
       2600 One Commerce Square
       Philadelphia, PA 19103

     Stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2003 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 15, 2004

                                    ANNEX A


                            AUDIT COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF JANUARY 20, 2004


ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements
(iii) the qualifications and independence of the Fund's independent auditors and (iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.


DUTIES AND RESPONSIBILITIES

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3. Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.


----------
(1) The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
    (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

   4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

   5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

   6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

   7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

   8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

   9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

  10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

  11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting


----------
 Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

  12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

  13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

  14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

  15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

  16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.


COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote


REPORTING

     The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate


LIMITS ON ROLE OF COMMITTEE

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

     In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment


AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                                                     APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

            Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

             Salomon Brothers Capital and Income Fund Inc. (SCD) *

           Salomon Brothers Emerging Markets Debt Fund Inc. (ESD) *

       Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

          Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

         Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

             Salomon Brothers Global High Income Fund Inc. (EHI) *

           Salomon Brothers Global Partners Income Fund Inc. (GDF) *

                Salomon Brothers High Income Fund Inc. (HIF) *

               Salomon Brothers High Income Fund II Inc. (HIX) *

             Salomon Brothers Municipal Partners Fund Inc. (MNP) *

           Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

              Salomon Brothers Worldwide Income Fund Inc. (SBW) *

   Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *





















----------
* Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                    ANNEX B


                          NOMINATING COMMITTEE CHARTER


ORGANIZATION

     The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.


RESPONSIBILITIES

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.


EVALUATION OF POTENTIAL NOMINEES

     In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

     o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o the character and integrity of the person; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.


QUORUM


     A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.


NOMINATION OF DIRECTORS


     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.


MEETINGS


     The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.



Adopted: January 20, 2004

                                                                     APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

            Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

              Salomon Brothers Capital and Income Fund Inc. (SCD)

            Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

        Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

           Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

          Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

              Salomon Brothers Global High Income Fund Inc. (EHI)

            Salomon Brothers Global Partners Income Fund Inc. (GDF)

                 Salomon Brothers High Income Fund Inc. (HIF)

                Salomon Brothers High Income Fund II Inc. (HIX)

              Salomon Brothers Municipal Partners Fund Inc. (MNP)

            Salomon Brothers Municipal Partners Fund II Inc. (MPT)

               Salomon Brothers Worldwide Income Fund Inc. (SBW)

    Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

PREFERRED STOCK                                                 PREFERRED STOCK

                 SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - APRIL 26, 2004

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Salomon Brothers Municipal Partners Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Monday, April 26, 2004, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposal.

-------------------                                         -------------------
    SEE REVERSE                CONTINUED ON REVERSE SIDE         SEE REVERSE
       SIDE                                                         SIDE
-------------------                                         -------------------

-------  PLEASE MARK
   X     VOTES AS IN
-------  THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. Election of Directors:

   NOMINEES: (01) Dr. Riordan Roett                       2. Any other business that may properly come before the Meeting.
             (02) William R. Hutchinson
             (03) Jeswald W. Salacuse

                 FOR     [    ]     [    ]   WITHHELD
                 ALL                         FROM ALL
               NOMINEES                      NOMINEES

      [    ]                                              I will be attending the Meeting.                          [    ]
            --------------------------------------
            For all nominees except as noted above



                                                          PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN
                                                          ACCOMPANYING POSTPAID ENVELOPE.

                                                          NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                                        IF JOINTLY HELD
Signature: _____________________ Date: ________________      SIGNATURE: ____________________________ Date: _____________________

COMMON STOCK                                                        COMMON STOCK

                 SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - APRIL 26, 2004

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common
Stock of Salomon Brothers Municipal Partners Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Monday, April 26, 2004, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposal.

-------------------                                         -------------------
    SEE REVERSE                CONTINUED ON REVERSE SIDE         SEE REVERSE
       SIDE                                                         SIDE
-------------------                                         -------------------

-------  PLEASE MARK
   X     VOTES AS IN
-------  THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. Election of Directors:

   NOMINEES: (02) William R. Hutchinson                   2. Any other business that may properly come before the Meeting.
             (03) Jeswald W. Salacuse

                 FOR     [    ]     [    ]   WITHHELD
                 ALL                         FROM ALL
               NOMINEES                      NOMINEES

      [    ]                                              I will be attending the Meeting.                          [    ]
            --------------------------------------
            For all nominees except as noted above



                                                          PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN
                                                          ACCOMPANYING POSTPAID ENVELOPE.

                                                          NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                                        IF JOINTLY HELD
Signature: _____________________ Date: ________________      SIGNATURE: ____________________________ Date: _____________________